Baywood International Inc.
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                                                                A Public Company


February 15, 1996



                              LETTER OF AGREEMENT
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This is to confirm an agreement  made on February  15, 1996  between Mr.  Harvey
Turner acting as a Consultant to the Company and Baywood International, Inc. whereby Mr. Turner agreed to raise funds for the Company.

It was further agreed that Mr. Turner will receive a 10%(percent) finders fee and 100,000 shares of Baywood's Common Stock, on the raising of a minimum of $500,000.00 or more.


/s/ Karl H. Rullich                               /s/ Harvey Turner
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Karl H. Rullich                                   Harvey Turner
President & CEO                                   Turner Realty & Investments


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14950 N. 83rd Place, Suite 1                                       P.O. Box 5543
Scottsdale, Arizona 85260 USA                      Scottsdale, Arizona 85261 USA
                Phone: +1 (602) 951-3956   Fax: +1 (602) 483-2168